Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report on Form 10-K/A (the “Report”) of Anpulo Food Development, Inc. (the “Company”) for the fiscal year ended June 30, 2014, I, Wenping Luo, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ANPULO FOOD DEVELOPMENT, INC.

Dated: July 9, 2015	By:	/s/ Wenping Luo
Name: Wenping Luo
Title: Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and
Principal Financial Officer)